UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   September  20, 2011

Barclay Road, Inc.
(Exact Name of Registrant as Specified in its Charter)

WYOMING	000-52332	20-5571215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 ½ Sevier Court, Barbourville, Kentucky 40906

 (Address of principal executive office, including zip code)

404-229-6408
(Registrant’s telephone number, including area code)

PSEO ALCOBENDAS -  10 A CENTRO COMERCIAL BOULEVAR ALCOBENDAS, SPAIN 28109
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                        Entry into a Material Definitive Agreement.

On September 20, 2011, Barclay Road, Inc. (the “Company”, “we” or “us”) entered into a Purchase and Sale Agreement (the “Agreement”) with Mission Energy, LLC, a Kentucky limited liability company (“Mission”), providing for the purchase by the Company of all of Mission’s right, title, and interest in and to an oil and gas lease in Knox County, Kentucky.  In connection with the Agreement, we issued 200,000,000 shares of our common stock to Mission and its designees (the “controlling stockholders”).

The Agreement provides for resignation at closing of the Company’s officers and the appointment of new officers, and the mailing to shareholders of an Information Statement for a Special Meeting of Stockholders to elect two additional directors to the current Board of Directors.

FOR THE FULL TERMS OF THE AGREEMENT, PLEASE REFER TO THE COPY THEREOF FILED AS EXHIBIT 10.3 TO THIS REPORT.

Item 2.01.                      Completion of Acquisition or Disposition of Assets.

At a closing held on September 20, 2011, pursuant to the Agreement the assignment of an oil and gas lease in Knox County, Kentucky to the Company was completed. We issued 200,000,000 shares of our common stock, valued at $206 to Mission and its designees in connection with acquisition of the oil and gas lease.

Item 3.02                      Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount	Principal Purchaser	Total Offering Price/ Underwriter	Underwriting Discounts

September 20, 2011	100,000,0000 shares of common stock in connection with the acquisition of an oil and gas lease.	Mission Energy, LLC	NA	$0.0000013 per share/NA
September 20, 2011	25,000,0000 shares of common stock in connection with the acquisition of an oil and gas lease.	Advisory Services, Inc., Phoenix, Arizona	NA	$0.0000013 per share/NA
September 20, 2011	25,000,0000 shares of common stock in connection with the acquisition of an oil and gas lease.	Kandy LP, Scottsdale, Arizona	NA	$0.0000013 per share/NA
September 20, 2011	50,000,0000 shares of common stock in connection with the acquisition of an oil and gas lease.	Jordan A. Kacic	NA	$0.0000013 per share/NA

Item 5.01.                                Changes in Control of Registrant.

At the closing of the purchase of a controlling interest of 82.73% of the outstanding common stock of the Company on September 20, 2011 in connection with the assignment of an oil and gas lease to us (the “Transaction”), we issued to the Mission Energy, LLC, which is owned and controlled by Walter Powell, and Mission’s designees, Advisory Services, Inc. and Kandy LP (both controlled by Andrew Kacic), and Jordan A. Kacic (Andrew Kacic’s son), an aggregate of 200,000,000 shares of our common stock, which constitutes following such issuance 82.73% of our outstanding shares of common stock. Following the September 20, 2011 closing, Walter Powell, Andrew Kacic and Jordan A. Kacic are the Company’s controlling stockholders.

The consideration furnished by the controlling stockholders was comprised of an oil and gas lease located in Knox County, Kentucky.

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Our Officers and Our Board of Directors

On September 20, 2011, Eduardo Valero Erana resigned from the offices of Chairman and Chief Executive Officer, and the Board of Directors (the sole member of which is Mr. Valero) appointed Andrew Kacic as Chief Executive Officer and Secretary and Walter Powell as President and Treasurer.

In addition, on September 20, 2011, our Board of Directors authorized issuance and mailing of a notice to our stockholders of a Special Meeting of Stockholders for the purpose of electing Andrew Kacic and Walter Powell to the Board of Directors.

Andrew J. Kacic, Chief Executive Officer

Andrew Kacic, age 64, is a seasoned expert in primary and secondary finance strategies, capital management and corporate organization, Mr. Kacic brings more than 34 years of progressive experience as a chief executive in investment banking and insurance services, public securities, automotive and oil and gas markets. From 1986 through the present date, Mr. Kacic has been the President of Advisory Services, Inc., a corporate consulting firm, where his responsibilities included procuring new clients and consulting them as needed. From 2004 through January 2011, Mr. Kacic served as President of Hunter Resources, Inc., an oil and gas production company, headquartered in Kentucky, with operations in the Appalachian Basin. From 2003 till 2009 Mr. Kacic was co-manager of River Walk, LLC, a company that was a developer of luxury townhomes.  From 1999 through 2001, he served as the Chief Financial Officer of Beaudry Motor Company, an automotive and recreational vehicle retailer. In 1992, Mr. Kacic founded American Resources of Delaware, Inc. (NASDAQ: ARI)and served as its president until 1996, during which period the assets of the company and its subsidiary Southern Gas Company increased from $220,000 to approximately $40 million. Mr. Kacic received his BBA (business administration degree) from Cleveland State University in 1971.

Walter Powell, President

Walter Powell, age 40, is a career energy professional with 20 years of expertise in Upstream and Midstream crude oil and natural gas production. He currently serves as the Chief Operating Officer and Executive Vice-President of Consolidated Oil and Gas Corporation (COGC), Barbourville, Kentucky, founded in 1997 by Mr. Powell and his wife.  COGC is an independent construction, exploration and production company with operations in Kentucky and Tennessee.  From October 2005 to the present, Mr. Powell has been the project manager for Whitley County, Kentucky for Midwest Oil and Gas, LLC, Downing, Wisconsin. From March, 1992 to June 1998, Mr. Powell, along with two industry partners formed and operated D P Enterprise Company, a Kentucky partnership, which was involved in crude oil exploration and production in south central Kentucky.  He is a 1993 graduate of Transylvania University, Lexington, Kentucky.

Item 8.01 Other Events.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Throughout this report, we make statements that may be deemed "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events, outcomes and other matters that the Company plans, expects, intends, assumes, believes, budgets, predicts, forecasts, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this report.

 Any forward-looking statements that we may make are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those anticipated by us. Any forward-looking statements are subject to the risks and uncertainties that could cause actual results of operations, financial condition, cost reductions, acquisitions, dispositions, financing transactions, operations, expansion, consolidation and other events to differ materially from those expressed or implied in such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements. As a result, the reader is cautioned not to rely on these forward-looking statements. Due to known and unknown risks, the Company’s actual results may differ materially from its expectations or projections.

In addition, any forward-looking statements should be considered in context with various disclosures made by us about our business including, without limitation, the risk factors more particularly described below in “Risk Factors.”

Lease Acquisition

On  September 20, 2011, we closed the acquisition of an oil and gas lease, valued at $260, for approximately 52 acres, located in Knox County, Kentucky, from Mission Energy LLC, owned and controlled by Walter Powell, our President.

The lease we purchased in Knox County, Kentucky has a well spacing requirement of 10 acres, and is in the Appalachian Basin. Knox County has been widely explored and drilled for oil and gas and is known to have multiple pay formations including the Maxon Sand, Big Lime, Borden Shale, Devonian Shale and Corniferous Formations.  Knox County has been a producer of oil and gas dating back to the early 1940’s.  Both public and private companies currently produce and/or transport oil and gas from their operations in Knox County, Kentucky.

The lease is situated within two miles of a natural gas transmission line owned and operated by Delta Natural Gas Company. (DGAS).  Until volumes of natural gas are established the Company is not certain if it can obtain a connection into the DGAS line.  Any crude oil produced from the lease would be shipped by truck to the oil purchaser. Any market for crude oil produced from the lease would be subject to quality of the oil and acceptance by the purchaser.

We estimate that we will require up to $200,000.00 USD in additional capital to develop the first oil and/or gas well on this property.

Our primary focus will be to develop our property, to acquire additional properties and to operate our properties. We have no acquisitions contemplated or under discussion at this time.

Industry and economic factors

In managing our business we must deal with many factors inherent in our industry. First and foremost is wide fluctuation of oil and gas prices. Oil and gas markets are cyclical and volatile, with future price movements difficult to predict. While our revenues are a function of both production and prices, wide swings in prices often have the greatest impact on our results of operations.

Our operations entail significant complexities. Advanced technologies requiring highly trained personnel are utilized in the drilling, treatment and/or restoration of wells and production. The oil and gas industry is highly competitive. We compete with major and diversified energy companies, independent oil and gas companies, and individual operators. In addition, the industry as a whole competes with other businesses that supply energy to industrial, commercial, and residential end users.

Approach to our business

Implementation of our business approach relies on our ability to fund ongoing drilling and development projects with cash flow provided initially by external sources of capital.

Critical accounting policies and estimates

The process of estimating quantities of oil and gas reserves is complex, requiring significant decisions in the evaluation of all available geological, geophysical, engineering and economic data. The data for a given field may also change substantially over time as a result of numerous factors including, but not limited to, additional development activity, evolving production history and continual reassessment of the viability of production under varying economic conditions. As a result, material revisions to existing reserve estimates may occur from time to time. Although every reasonable effort is made to ensure that reserve estimates reported represent the most accurate assessments possible, the subjective decisions and variances in available data for various fields make these estimates generally less precise than other estimates included in the financial statement disclosures.

Risk Factors

Our oil and gas lease is not a producing property, and we will be dependent on raising additional capital to implement our business plan to develop this and other oil and gas properties.

Our oil and gas property will have to be developed in order for it to become a producing property, and we are dependent on external financing for the capital required to develop this property. We estimate that we will require additional capital of approximately $200,000.00 for development of this property.  We will, as well, require capital for future development costs for other properties that we may acquire.

Drilling for and producing oil and natural gas are high risk activities with many uncertainties.

Our future success will depend on the success of our development, exploitation, production and exploration activities.  Our oil and natural gas exploration and production activities are subject to numerous risks beyond our control, including the risk that drilling will not result in commercially viable oil or natural gas production.  Our decisions to purchase, explore, develop or otherwise exploit prospects or properties will depend in part on the evaluation of data obtained through geophysical and geological analyses, production data and engineering studies, the results of which are often inconclusive or subject to varying interpretations.  Our cost of drilling, completing and operating wells is often uncertain before drilling commences.  Overruns in budgeted expenditures are common risks that can make a particular project uneconomical.  Further, many factors may curtail, delay or cancel drilling, including the following:

•	delays imposed by or resulting from compliance with regulatory requirements;

•	pressure or irregularities in geological formations;

•	shortages of or delays in obtaining qualified personnel or equipment, including drilling rigs and CO2;

•	equipment failures or accidents; and

•	adverse weather conditions, such as freezing temperatures, hurricanes and storms.

The presence of one or a combination of these factors at our properties could adversely affect our business, financial condition or results of operations.

Prospects that we decide to drill may not yield oil or gas in commercially viable quantities.

A prospect is a property on which we have identified what our geoscientists believe, based on available seismic and geological information, to be indications of oil or gas.  There is no way to predict in advance of drilling and testing whether any particular prospect will yield oil or gas in sufficient quantities to recover drilling or completion costs or to be economically viable.  The use of seismic data and other technologies and the study of producing fields in the same area will not enable us to know conclusively prior to drilling whether oil or gas will be present or, if present, whether oil or gas will be present in commercial quantities.  In addition, because of the wide variance that results from different equipment used to test the wells, initial flowrates may not be indicative of sufficient oil or gas quantities in a particular field.  The analogies we draw from available data from other wells, from more fully explored prospects, or from producing fields also may not be applicable.

Our proved reserve estimates may be inaccurate and future net cash flows are uncertain.

Estimates of proved oil and gas reserves and their associated future net cash flow necessarily depend on a number of variables and assumptions. Among others, changes in any of the following factors may cause estimates to vary considerably from actual results:

• production rates, reservoir pressure and other subsurface information;
• future oil and gas prices;
• assumed effects of governmental regulation;
• future operating costs;
• future property, severance, excise and other taxes incidental to oil and gas operations;
• capital expenditures; and
• workover and remedial costs.

Our operations may incur substantial liabilities to comply with environmental laws and regulations.

Our oil and gas operations are subject to stringent federal and state laws and regulations relating to the release or disposal of materials into the environment or otherwise relating to environmental protection.  These laws and regulations may require the acquisition of a permit before drilling commences; restrict the types, quantities, and concentration of materials that can be released into the environment in connection with drilling and production activities; limit or prohibit drilling activities on certain lands lying within wilderness, wetlands, and other protected areas; and impose substantial liabilities for pollution resulting from our operations.  Failure to comply with these laws and regulations may result in the assessment of administrative, civil, and criminal penalties, incurrence of investigatory or remedial obligations, or the imposition of injunctive relief.

Crude oil and natural gas prices are volatile and a substantial reduction in these prices could adversely affect our results and the price of our common stock.

Our revenues, operating results and future rate of growth depend highly upon the prices we receive from crude oil and natural gas properties. Historically, the markets for crude oil and natural gas have been volatile and are likely to continue to be volatile in the future. The markets and prices for crude oil and natural gas depend on factors beyond our control. These factors include demand for crude oil and natural gas, which fluctuates with changes in market and economic conditions, and other factors, including:

•	worldwide and domestic supplies of crude oil and natural gas;
•	actions taken by foreign oil and gas producing nations;
•	political conditions and events (including instability or armed conflict) in crude oil or natural gas producing regions;
•	the level of global crude oil and natural gas inventories;
•	the price and availability of alternative fuels;
•	the availability of pipeline capacity and infrastructure;
•	the availability of crude oil transportation and refining capacity;
•	weather conditions;
•	domestic and foreign governmental regulations and taxes; and
•	the overall economic environment.

Significant declines in crude oil and natural gas prices for an extended period may have the following effects on our business:

•	limiting our financial condition, liquidity, and ability to finance planned capital expenditures and results of operations;
•	reducing the amount of crude oil and natural gas that can be produced economically;
•	causing us to delay or postpone some of our capital projects;
•	reducing our revenues, operating income and cash flows;
•	reducing the carrying value of our investments in crude oil and natural gas properties; or
•	limiting our access to sources of capital, such as equity and long-term debt.

Our business depends on oil and natural gas transportation facilities, most of which are owned by others.

The marketability of our oil and natural gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. The unavailability of or lack of available capacity on these systems and facilities could result in the shut-in of producing wells or the delay or discontinuance of development plans for properties. The lack of availability of these facilities for an extended period of time could negatively affect our revenues. Federal and state regulation of oil and natural gas production and transportation, tax and energy policies, changes in supply and demand, pipeline pressures, damage to or destruction of pipelines and general economic conditions could adversely affect our ability to produce, gather and transport oil and natural gas.

Competition in our industry is intense and many of our competitors have greater financial and technological resources.

We operate in the competitive area of oil and gas exploration and production. Many of our competitors are large, well-established companies that have larger operating staffs and significantly greater capital resources than we do.

We are subject to complex laws and regulations that can adversely affect the cost, manner or feasibility of doing business.

Exploration, development, production and sale of oil and gas are subject to extensive Federal, state and local laws and regulations, including complex environmental laws. We may be required to make large expenditures to comply with environmental and other governmental regulations. Failure to comply with these laws and regulations may result in the suspension or termination of our operations and subject us to administrative, civil and criminal penalties. Matters subject to regulation include discharge permits for drilling operations, drilling bonds, spacing of wells, unitization and pooling of properties, environmental protection, and taxation. Our operations create the risk of environmental liabilities to the government or third parties for any unlawful discharge of oil, gas or other pollutants into the air, soil or water. In the event of environmental violations, we may be charged with remedial costs. Pollution and similar environmental risks generally are not fully insurable. Such liabilities and costs could have a material adverse effect on our financial condition and results of operations.

Our business involves many operating risks that may result in substantial losses for which insurance may be unavailable or inadequate.

Our operations are subject to hazards and risks inherent in operating and restoring oil and gas wells, such as fires, natural disasters, explosions, casing collapses, surface cratering, pipeline ruptures or cement failures, and environmental hazards such as natural gas leaks, oil spills and discharges of toxic gases. Any of these risks can cause substantial losses resulting from injury or loss of life, damage to or destruction of property, natural resources and equipment, pollution and other environmental damages, regulatory investigations and penalties, suspension of our operations and repair and remediation costs. In addition, our liability for environmental hazards may include conditions created by the previous owners of properties that we purchase or lease.

We maintain insurance coverage against some, but not all, potential losses. We do not believe that insurance coverage for all environmental damages that could occur is available at a reasonable cost. Losses could occur for uninsurable or uninsured risks, or in amounts in excess of existing insurance coverage. The occurrence of an event that is not fully covered by insurance could harm our financial condition and results of operations.

Competition for experienced, technical personnel may negatively impact our operations.

Our exploratory and development drilling success depends, in part, on our ability to attract and retain experienced professional personnel. The loss of any key executives or other key personnel could have a material adverse effect on our operations. In particular, the loss of the services of our chief executive officer, Andrew Kacic, or those of our President, Walter Powell, could adversely affect our business, revenues and results of operations. As we continue to grow our asset base and the scope of our operations, our future profitability will depend on our ability to attract and retain qualified personnel, particularly individuals with a strong background in geology, geophysics, engineering and operations.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

BARCLAY ROAD, INC.
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED PRO FORMA BALANCE SHEET AS OF JUNE 30, 2011

Unaudited Pro Forma Balance Sheets as of June 30, 2011

Notes to Unaudited Pro Forma Balance Sheet as of June 30, 2011

Barclay Road Inc.
(A Development Stage Company)
Unaudited Pro Forma Balance Sheet
June 30, 2011
(Unaudited)

BASIS OF PRESENTATION

The summarized pro forma balance sheet as of June 30, 2011 has been prepared to reflect the acquisition of an oil and gas lease in southeastern Kentucky. These pro forma financial statements should be read in conjunction with the June 30, 2011 financial statements of the Company.

ASSETS

				Barclay Road Inc.
	Barclay Road Inc.			Pro Forma
	June 30,		Pro Forma	June 30,
(1)	2011		Adjustments	2011

Intangible asset - net	$3,000			$3,000
Investment in oil and gas leases	-	(2)	260	260

TOTAL ASSETS	$3,000			$3,260

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:
Accrued expenses	$8,500			$8,500
Advances from related parties	51,312			51,312

Total Current Liabilities	59,812			59,812

Commitments and Contingencies

Stockholders' Deficiency:
Common stock-no par value	1,015,102	(2)	260	1,015,362
Paid in capital	6,497			6,497
Deficit accumulated during development stage	(1,078,411)			(1,078,411)

Total Stockholders' Deficiency	(56,812)			(56,552)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	$3,000			$3,260

(1)	To reflect the historical balance sheet as of June 30, 2011.

(2)		To reflect the issuance of 200 million common shares in connection with the acquisition of an oil and gas lease in southeastern Kentucky -
recorded at fair value.

(3)		Common shares outstanding as of June 30, 2011 - 41,743,468 shares.

(4)		Common shares outstanding as of June 30, 2011 on a pro forma basis - 241,743,468 shares.

BARCLAY ROAD, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
JUNE 30, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACOUNTING POLICIES

Use of Estimates: The preparation of the financial statements for the oil and gas lease acquisition in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses during the reporting periods. Although these estimates are based on management's best available knowledge of current and future events, actual results could be different from those esimates.

Fair Value Adjustments: The Company may have adjustments to its Balance Sheet as a result of recording any assets acquired and liabilities assumed at the acquisition-date fair values.  However, the appraisals of these assets and liabilities have not been completed and, therefore, at the time these pro-forma statements have been prepared, the effect of any possible pro-forma adjustments are not known.

(d)           Exhibits.

10.3	Purchase and Sale Agreement, dated as of September , 2011, between Barclay Road, Inc. and Mission Energy, LLC, filed herewith.

10.4	Oil and Gas Lease, made and entered into September 13, 2011, between Jennifer G. Powell and Mission Energy, LLC, filed herewith.

10.5	Form of Assignment of oil and gas lease from Mission Energy, LLC to the Company, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 20, 2011	Barclay Road, Inc.

	By:	/s/Walter Powell
Walter Powell
President